EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement.



                                                           ARTHUR ANDERSEN LLP

Roseland, New Jersey

September 11, 1998